                         SHEPMYERS INVESTMENT COMPANY
                            R.D. 1, Route 194 South
                          Hanover, Pennsylvania 17331

                                                             April 4, 2000

Dear Shareholders:

  You are cordially invited to attend the Special Meeting of Shareholders of Shepmyers Investment Company ("Shepmyers" or the "Fund") which will be held on April 18, 2000 at 11:00 a.m., at The Altland House, Route 30, Center Square, Abbottstown, Pennsylvania, 17331.

  You are being asked to vote on an Agreement and Plan of Reorganization (the "Reorganization") whereby all or substantially all of the assets of Shepmyers would be transferred in a tax-free reorganization to the National Portfolio (the "National Portfolio," the "Portfolio" and collectively with Shepmyers, the "Funds"), an open-end diversified series of Smith Barney Muni Funds ("Muni Funds"), in exchange for Class A shares of beneficial interest of the National Portfolio. If the Reorganization is approved and consummated, you would no longer be a shareholder of Shepmyers, but would become a shareholder of the National Portfolio. The National Portfolio is managed by SSB Citi Fund Management LLC ("SSB Citi") and has similar investment objectives and policies to your Fund (except as described in this Proxy Statement/Prospectus). Unlike your Fund, the National Portfolio provides its shareholders with the opportunity to purchase, redeem and exchange shares at net asset value on any business day subject only to the various limitations set forth in its Prospectus (and in certain instances to the payment of a sales charge). No sales charges will be assessed on the issuance of National Portfolio shares in the Reorganization.

  After careful review, the members of Shepmyers' Board have unanimously approved the proposed Reorganization to be considered at the Special Meeting. The Shepmyers Board believes that the proposal set forth in the attached Notice of the Special Meeting is important and recommends that you read the enclosed materials carefully and vote for the proposal.

  Your vote is important. Please take a moment now to sign and return your proxy card in the enclosed postage-paid return envelope. For more information, please call (717) 637-8931 and ask for Mrs. Kuhn.

Respectfully,

/s/ Paul E. Spears

Paul E. Spears
Chairman of the Board and President
Shepmyers Investment Company

WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                         SHEPMYERS INVESTMENT COMPANY

                            ----------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                       To Be Held on April 18, 2000

                            ----------------------

  A Special Meeting of Shareholders (the "Special Meeting") of Shepmyers Investment Company (the "Fund") will be held at The Altland House, Route 30, Center Square, Abbottstown, Pennsylvania, on April 18, 2000 at 11:00 a.m. Eastern time, for the following purposes:

    1. To consider and act upon a proposal (the "Proposal") to approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") between the Fund and the National Portfolio of Smith Barney Muni Funds ("National Portfolio") pursuant to which the Fund shall transfer all or substantially all of its assets and all of its stated liabilities, in exchange for issued and outstanding Class A voting shares of the National Portfolio (the "Shares") and the Fund shall liquidate and distribute pro rata to its shareholders the Shares, terminate as a closed-end management investment company under the Investment Company Act of 1940, as amended, and then dissolve as a corporation under Pennsylvania law; and

    2. To transact such other business as may properly come before the meeting or any adjournment(s) thereof. The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments thereof.

  Only holders of record of shares of the Fund at the close of business on February 25, 2000, are entitled to vote at the Special Meeting and at any adjournments thereof. The proposed Reorganization and related matters are described in the attached Combined Proxy Statement/Prospectus. Attached as Appendix A to the Combined Proxy Statement/Prospectus is a copy of the Reorganization Agreement.

Your Directors Unanimously Recommend That You Vote In Favor Of The Proposal.

  In the event that the necessary vote required to approve the Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. If the Special Meeting cannot be organized because a quorum has not attended, the persons named as proxies may propose to adjourn the meeting for at least fifteen days. Those shareholders who attend the adjourned meeting in person or by proxy, although less than a quorum, will nevertheless constitute a quorum for acting upon the Proposal. Notice of the adjourned meeting will not be given, except by announcement at the special meeting on April 18, 2000, unless a new record date is fixed for the adjourned meeting. Any adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal. For more information, please call (717) 637-8931 and ask for Mrs. Kuhn. Proxies may be revoked at any time before they are exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and voting in person.

/S/ W. Bruce McConnel
                                                    W. Bruce McConnel
                                                        Secretary

April 4, 2000

                            ----------------------

IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETING. IF YOU CAN ATTEND THE SPECIAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                         SHEPMYERS INVESTMENT COMPANY

                                IMPORTANT NEWS

                          FOR SHEPMYERS' SHAREHOLDERS

  While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

                         Q & A: QUESTIONS AND ANSWERS

Q:WHAT IS HAPPENING?

A: You are being asked to vote on an Agreement and Plan of Reorganization whereby all or substantially all of the assets of Shepmyers Investment Company, a closed-end diversified management investment company ("Shepmyers" or the "Fund"), would be transferred in a tax-free reorganization to the National Portfolio (the "National Portfolio," the "Portfolio" and collectively with Shepmyers, the "Funds"), an open-end diversified series of Smith Barney Muni Funds ("Muni Funds"), in exchange for Class A shares of beneficial interest of the National Portfolio. If the Agreement and Plan of Reorganization is approved and consummated, you would no longer be a shareholder of Shepmyers, but would become a shareholder of the National Portfolio, which has similar investment objectives and policies to your Fund, except as described in this Proxy Statement/Prospectus.

Q:  WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION?

A: The Board of Directors of Shepmyers believes that you may benefit from the proposed Reorganization. The National Portfolio is an open-end fund providing its shareholders with the opportunity to purchase, redeem and exchange their shares at net asset value per share on any business day (subject only to the various limitations set forth in its prospectus and in certain instances to the payment of a sales charge). In contrast, there is no secondary market for shares of Shepmyers and the shares are not liquid. Nor are Shepmyers' shares offered for public sale. As of December 31, 1999 the National Portfolio's net expense ratio was 0.67% which is lower than Shepmyers' net expense ratio of 0.83% as of December 31, 1999. The proposed Reorganization provides Shepmyers' shareholders the investment management expertise of SSB Citi Fund Management LLC ("SSB Citi"), an affiliate of Salomon Smith Barney, Inc. ("Salomon Smith Barney").

Q:WHO IS SSB Citi?

A: Unlike your Fund, which is managed by The Rittenhouse Trust Company ("RTC"), SSB Citi manages the National Portfolio. SSB Citi is a subsidiary of Citigroup Inc. As of December 31, 1999, SSB Citi Asset Management Group, which is comprised of Citigroup Inc.'s primary asset management business platforms, had assets under management of approximately $351 billion. SSB Citi Asset Management Group has a product balance among equities, fixed income and liquidity products. SSB Citi Asset Management Group has investment centers in the United States, Europe, Japan, Latin America, Asia Pacific and Australia and has global research centers in New York, London, Tokyo, Singapore and Melbourne. Citigroup Inc.'s businesses provide a broad range of financial services including asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

Q:  HOW DO THE BOARD MEMBERS OF SHEPMYERS RECOMMEND THAT I VOTE?

A: After careful consideration, the Board of Directors of Shepmyers, including all members who are disinterested directors, recommends that you vote FOR the proposed reorganization on the enclosed proxy card.

Q:  WHOM DO I CALL FOR MORE INFORMATION?

A:  Please call Mrs. Kuhn at (717) 637-8931.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION...........................   6
SYNOPSIS...................................................................   6
ANNUAL FUND OPERATING EXPENSES.............................................  14
PRINCIPAL RISK FACTORS.....................................................  17
THE PROPOSED TRANSACTION...................................................  24
ADDITIONAL INFORMATION.....................................................  36
APPENDIX A................................................................. A-1

                          PROXY STATEMENT/PROSPECTUS

                              April 4, 2000

                       RELATING TO THE REORGANIZATION OF
                  SHEPMYERS INVESTMENT COMPANY ("SHEPMYERS"),
                              Post Office Box 339
                          Hanover, Pennsylvania 17331
                                (717) 637-8931
                                     INTO
                THE NATIONAL PORTFOLIO ("NATIONAL PORTFOLIO"),
              A SERIES OF SMITH BARNEY MUNI FUNDS ("MUNI FUNDS"),
                             388 Greenwich Street
                           New York, New York 10013
                                (212) 816-6474

General

  This Proxy Statement/Prospectus is furnished to shareholders of Shepmyers in connection with Shepmyers' Special Meeting of Shareholders on April 18, 2000. At the Special Meeting, the proposal (the "Proposal") to be considered is a proposed reorganization in which all or substantially all of the assets of Shepmyers would be acquired by the National Portfolio, in exchange solely for Class A voting shares of beneficial interest (the "Shares" or "Class A shares") of the National Portfolio and the assumption by the National Portfolio of the stated liabilities of Shepmyers (collectively, the "Reorganization"). Shares of the National Portfolio thereby received would then be distributed to the shareholders of Shepmyers in complete liquidation of Shepmyers. As a result of the Reorganization, each shareholder of Shepmyers would receive that number of full and fractional Shares of the National Portfolio having an aggregate net asset value computed as of the close of business the day preceding the closing of the Reorganization (the "Valuation Date") equal to the aggregate net asset value of such shareholder's shares of Shepmyers held as of the Valuation Date. Shareholders of Shepmyers are being asked to vote on an Agreement and Plan of Reorganization pursuant to which such transactions would be consummated.
                            ----------------------

  The Securities and Exchange Commission has not approved or disapproved these securities nor passed upon the accuracy or adequacy of this proxy statement/prospectus. Any representation to the contrary is a criminal offense.

  No person has been authorized to give any information or to make any representations other than those contained in this combined prospectus/proxy statement and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the funds.

  This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the National Portfolio that a prospective investor should know before investing. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the National Portfolio, see the Prospectus for the National Portfolio, dated July 29, 1999, as supplemented from time to time, which is included herewith and incorporated herein by reference. This Proxy Statement/Prospectus is also accompanied by the National Portfolio's Annual Report to shareholders for the year ended March 31, 1999 and the National Portfolio's Semi-annual Report to
shareholders     for the period ended September 30, 1999, the Statement of
Additional Information for the

National Portfolio of Smith Barney Muni Funds dated July 29, 1999 and the Annual Report for Shepmyers Investment Company for the period ended December 31, 1999, which are also incorporated herein by reference.

  The Statement of Additional Information dated April 4, 2000 has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference into this Proxy Statement/Prospectus. Shareholder inquiries regarding Shepmyers or the National Portfolio may also be made by calling the phone number listed above. The information contained herein concerning Shepmyers has been provided by, and is included herein in reliance upon, Shepmyers. The information contained herein concerning the National Portfolio has been provided by, and is included herein in reliance upon, the National Portfolio.

  The National Portfolio is a diversified series of Muni Funds, an open-end management investment company organized as a Massachusetts business trust. Shepmyers is a diversified closed-end management investment company organized as a Pennsylvania corporation. The principal investment objective of the National Portfolio is to seek as high a level of income exempt from Federal income taxes as is consistent with prudent investing. The principal investment objective of Shepmyers is to seek as high a level of income and capital gains, net of federal income tax, as is consistent with the preservation of capital.

  In the descriptions of the Proposal below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not the National Portfolio or Shepmyers whose Proxy Statement this is. In addition, in this Proxy Statement/Prospectus, for simplicity, actions are described as being taken by the National Portfolio, although the actions are actually taken by Muni Funds on behalf of the National Portfolio.

  This Proxy Statement/Prospectus, the Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about April 4, 2000 or as soon as practicable thereafter. Any Shepmyers shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of Shepmyers at the address for Shepmyers shown at the beginning of this Proxy Statement/Prospectus) or in person at the Special Meeting, by executing a superseding proxy or by attending the Special Meeting and voting in person.

  All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal.

  The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the shares of Shepmyers entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business. If the Special Meeting cannot be organized because a quorum has not attended, the persons named as proxies may adjourn the meeting for at least fifteen days. Those shareholders who attend the adjourned meeting in person or by proxy, although less than a quorum, will nevertheless constitute a quorum for acting upon the Proposal. Notice of the adjourned meeting will not be given, except by announcement at the meeting on April 18, 2000, unless a new record date is fixed for the adjourned meeting. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of Shepmyers' shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

  Abstentions and broker non-votes are not counted as votes cast, but the shares so abstaining or with respect to which broker non-votes are received are counted as being present for purposes of determining the presence or absence of a quorum. Broker non-votes are proxies received by Shepmyers from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Only votes cast FOR or AGAINST the Proposal will be counted to determine whether the Proposal has been approved.

  The approval of the Agreement and Plan of Reorganization requires the affirmative vote of a majority of the votes cast by Shepmyers' shares at a meeting at which a quorum is present.

  Holders of record of the shares of Shepmyers at the close of business on February 25, 2000 (the "Record Date"), will be entitled to one vote per share on all business of the Special Meeting. As of February 25, 2000 there were 768,238 shares of Shepmyers outstanding.

  To the best of Muni Funds' knowledge, as of February 4, 2000 no person owned beneficially more than 5% of the National Portfolio's outstanding shares.

                            PRINCIPAL SHAREHOLDERS

  The following table sets forth information concerning persons known by the Company to own beneficially more than 5% of its Shares on December 31, 1999:

                                Amount and Nature of Beneficial
                                           Ownership
                               -----------------------------------
                                Sole Voting or    Shared Voting or       Percent
       Name and Address        Investment Power   Investment Power       of Class
       ----------------        ----------------   ----------------       --------
CoreStates....................      46,456(1)(a)      186,580(1)(a,b)      30.3%
  (Hamilton) Bank
  12 East Market Street
  York, PA 17404
First National Trust Co.......      46,456(2)                               6.0%
  1 F.N.B. Blvd.
  Hermitage, PA 16148
Paul E. and Josephine F.                              118,152(5)           15.4%
  Spears......................
  106 Oak Street
  Hanover, PA 17331
Charlotte S. DeVan............                        130,185(1)(a),(3)    17.0%
  213 Eichelberger St.
  Hanover, PA 17331
Lawrence S. DeVan.............       7,500             87,911(3)           12.4%
  200 Round Hill Road
  Greenwich, CT 06831
Robert P. Myers...............     112,311(4)                              14.6%
  P.O. Box 389
  Belgrade, MT 59714
PNC Bank......................                         40,806(3)            5.3%
  1600 Market Street, 6th fl.
  Philadelphia, PA 19103

-----------
(1)(a) CoreStates (Hamilton) Bank serves as Trustee U/A dated 2/6/40 executed by H.D. Sheppard for the benefit of Charlotte S. DeVan with respect to 46,456 Shares; and CoreStates (Hamilton) Bank serves as Trustee with Charlotte S. DeVan UDT Lawrence B. Sheppard dated 4/21/59 with respect to 100,000 Shares. CoreStates (Hamilton) Bank has shared voting and investment power with Charlotte S. DeVan with regard to the 100,000 Shares.

(1)(b) Jean MacInnes shares voting and investment power with CoreStates (Hamilton) Bank, Successor Trustee to Edna Powl Myers for Robert Clinton Myers, 2nd et al U/A dated 5/5/63 with respect to 83,660 Shares; and Lawrence S. DeVan has shared voting and investment power over 2,920 shares with CoreStates(Hamilton) Bank.
(2) First National Trust Co. (successor to the trust business of First National Bank of Pennsylvania) is the successor trustee to S.E. Bank N.A. U/A dated 2/6/40 executed by H.D. Sheppard for the benefit of Alma
      S. Tolhurst. First National Trust Co. has sole voting and investment power over all 46,456 Shares.
(3) Lawrence S. DeVan has shared investment power over 14,000 and 30,185 of these Shares with his father W. Todd DeVan and his mother Charlotte S. DeVan, respectively, has shared voting and investment power over 2,920 of these Shares with CoreStates (Hamilton) Bank and has shared voting and investment power over 40,806 of these Shares with PNC Bank.
(4) Robert P. Myers has voting and investment power over 13,374 Shares; and has voting and investment power over 98,937 Shares as Executor of the estate of Henrietta Myers Miller.
(5) Paul E. Spears and Josephine F. Spears share voting and investment power as Tenants By Entirety over all 118,152 Shares.

  Based on the value of Shepmyers as of February 4, 2000 and the value of the National Portfolio as of February 4, 2000 none of the persons listed in the above chart will own more than 1% of the outstanding shares of the National Portfolio upon consummation of the proposed transaction.

  As stated in the Notice of Special Meeting of Shareholders attached hereto, only holders of Common Stock on the Record Date will be entitled to notice of and to vote at the Special Meeting or any adjournment thereof. The stock transfer book will not be closed.

  As of the Record Date, no Trustee of Muni Funds held shares of the National Portfolio. As of December 31, 1999, the Directors and Officers of Shepmyers' as a group beneficially owned 45.13% of the outstanding shares of Shepmyers.

  Shepmyers and the National Portfolio provide periodic reports to their respective shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for Shepmyers or the National Portfolio and a copy of any more recent semi-annual report, without charge, by calling Shepmyers at (717) 637-8931 (ask for Mrs. Kuhn) or the National Portfolio at (800) 451-2010 or writing to Shepmyers or the National Portfolio, c/o Smith Barney Muni Funds, at the addresses shown at the beginning of this Proxy Statement/Prospectus for their respective reports.

  Shares of the Funds are subject to investment risks including the possible loss of principal, are not bank deposits and are not endorsed by, insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, The Rittenhouse Trust Company or any of its affiliates or any other governmental agency or bank.

               APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

  The Board of Directors/Trustees of each of Shepmyers and Muni Funds, including all of the Directors/Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of Shepmyers or Muni Funds (the "Non-Interested Directors/Trustees" or "Non-Interested Board Members"), approved on January 21, 2000 and December 17, 1999, respectively, an Agreement and Plan of Reorganization (the "Plan") between Muni Funds and Shepmyers. The Plan provides for (a) the transfer of all or substantially all of the assets of Shepmyers to the National Portfolio, an open-end diversified series of Muni Funds, in exchange for the Shares of the National Portfolio and the assumption by the National Portfolio of all of Shepmyers' stated liabilities; (b) the distribution of such National Portfolio shares to the shareholders of Shepmyers in complete liquidation of Shepmyers;
(c) the termination of Shepmyers as a diversified closed-end management investment company; and (d) the dissolution of Shepmyers as a corporation under Pennsylvania law (collectively, the "Reorganization"). As a result of the Reorganization, each shareholder of Shepmyers will become a shareholder of the National Portfolio and will hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional Shares of the National Portfolio having an aggregate net asset value computed as of the Valuation Date equal to the aggregate net asset value of such shareholder's shares of Shepmyers as of the Valuation Date. The Closing is expected to occur on April 20, 2000, or on such later date as the parties may agree in writing (the "Closing Date").

                                   SYNOPSIS

  The following is a summary of certain information contained in this Proxy Statement/Prospectus. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the Prospectus of the National Portfolio, the Annual Report to Shareholders of the National Portfolio for the fiscal year ended March 31, 1999 and the Semi-annual Report to Shareholders of the National Portfolio for the period ended September 30, 1999, and the Plan the form of which is attached to this Proxy Statement/Prospectus as Exhibit A. Shepmyers shareholders should read this entire Proxy Statement/Prospectus carefully.

Introduction

  The Rittenhouse Trust Company ("RTC") located at Three Radnor Corporate Center, Suite 450, Radnor, Pennsylvania is the investment advisor for Shepmyers. SSB Citi Fund Management LLC ("SSB Citi") located at 388 Greenwich Street, New York, New York, 10013, is the investment adviser for the National Portfolio. If the Plan is consummated, Shepmyers shareholders will become shareholders of the National Portfolio and, therefore, may benefit from the open-end nature of the National Portfolio. In addition, if the Plan is consummated, Shepmyers shareholders may benefit from access to the investment management expertise of SSB Citi and will be able to enjoy certain shareholder privileges not currently available, such as the ability to purchase, redeem and exchange shares at net asset value on any business day (subject only to the various limitations set forth in the National Portfolio's prospectus and in certain instances to the payment of a sales charge), access to Salomon Smith Barney's professional service representatives and automatic cash withdrawal. The National Portfolio declares dividends daily and pays dividends monthly. Shepmyers declares and pays dividends quarterly. See "Dividends and Other Distributions." It is a condition of the Reorganization that each Fund receive an opinion of independent legal counsel that the Reorganization will be tax-free. This means that shareholders will not realize any capital gain or loss as a direct result of the Reorganization.

Proposed Transaction

  The aggregate net asset value (as of the Valuation Date) of the shares of the National Portfolio issued in exchange for the assets and liabilities of Shepmyers will be equal to the net asset value of Shepmyers as of the Valuation Date. Immediately following the transfer of Shares to Shepmyers, the Shares will be distributed pro rata to the shareholders of record of Shepmyers on the Closing Date and the shares of Shepmyers will be cancelled.

  For the reasons described below under "Reasons for the Proposed
Transaction," the Board recommends approval of the Plan. If the Plan is not approved, Shepmyers will continue in existence pending further consideration by the Board.

Comparison of Investment Objectives and Policies

  The investment objectives and policies of the Funds are generally similar. Both the National Portfolio and Shepmyers are diversified investment companies which means that, with respect to 75% of their total assets, not more than 5% may be invested in the securities of one issuer (except U.S. government securities) and not more than 10% of the outstanding voting securities of any one issuer may be owned. Both the National Portfolio and Shepmyers intend to conduct their operations to qualify as a "regulated investment company" for purposes of the Internal Revenue Code. Qualification will relieve them of any liability for Federal income tax to the extent their respective earnings are distributed to shareholders. To so qualify, among other requirements, the Funds will limit their investments so that, at the close of each quarter of the taxable year,
(a) not more than 25% of the market value of their total assets respectively will be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the funds will be invested in the securities of a single issuer and they will not own more than 10% of the outstanding voting securities of a single issuer.

  The National Portfolio, under normal market conditions, will seek to invest 100% of its total assets-and the Fund will invest not less than 80% of its total assets-in municipal obligations, the interest on which is exempt from Federal income taxes (other than the Federal alternative minimum tax ("AMT"). While the relative proportions of the types of Shepmyers' portfolio securities will vary from time to time, not less than 50% of the portfolio will be invested in obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, duly constituted authorities and corporations, the interest on which is exempt from Federal income tax in the opinion of bond counsel to the issuers. Shepmyers investment practice has been to invest substantially all of its assets in such municipal obligations. Whereas all municipal bonds purchased by the National Portfolio must, at the time of purchase, be investment-grade municipal securities and at least two-thirds of the National Portfolio's municipal bonds must be rated within the three highest ratings categories by a nationally recognized statistical rating organization ("NRSRO"), Shepmyers has no similar stated policies. However, Shepmyers' practice has been to invest substantially all of its assets in investment grade municipal obligations. Also, Shepmyers historically has invested in municipal bonds with a shorter average maturity than those of the National Portfolio. At December 31, 1999, Shepmyers' portfolio had an average maturity of 7.69 years, whereas the portfolio of the National Portfolio had an average maturity of 20.8 years as of the same date. The National Portfolio may invest up to 15% of its net assets in illiquid securities; Shepmyers is not subject to such limitation. However in actual practice, Shepmyers does not invest in illiquid securities. Despite the absence of stated policies with respect to these and other investment practices discussed in this Proxy Statement/Prospectus, the actual investment practices of Shepmyers and the National Portfolio are generally similar, except as described in this Proxy Statement/Prospectus.

  The National Portfolio and Shepmyers have substantially similar fundamental policies with respect to issuing senior securities, engaging in industry concentration, making loans, underwriting securities, and purchasing or selling commodities or commodity contracts. However, the National Portfolio and Shepmyers have different fundamental policies with respect to borrowing and investing in real estate. The National Portfolio may not borrow money, except from banks for temporary or emergency purposes and by entering into reverse repurchase agreements, forward roll transactions and other similar strategies limited so that no more than 33 1/3% of its total assets is derived from such bank borrowing and other transactions. Shepmyers may not borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of its total assets. Neither the National Portfolio nor Shepmyers may purchase or sell real estate. The National Portfolio may invest in securities of issuers engaged in the real estate business or the business of investing in real estate and securities which are secured by real estate or interests therein, may hold or sell real estate received in connection with securities it holds or may trade in futures contracts and options in futures contracts. Shepmyers' fundamental restriction against investing in real estate does not prevent its investment in municipal bonds secured by real estate or interests therein. Investment restrictions of each Fund which are fundamental policies may not be changed without the approval of the applicable Fund's shareholders.

Comparison of Closed-End and Open-End Investment Companies

  Generally, closed-end funds, such as Shepmyers, neither redeem their outstanding stock nor engage in the continuous public sale of new securities. Therefore, a closed-end fund operates with a relatively fixed capitalization. Shareholders who wish to buy or sell shares generally must do so through a broker-dealer, and pay or receive whatever price the market may offer. This price may be more or less than the net asset value per share of the closed-end fund's shares (though closed-end fund shares frequently trade at a discount from net asset value). There is no established market for shares of Shepmyers and, therefore, no assurance that a shareholder can liquidate his or her position at a time or price that is acceptable. In contrast, open-end funds, such as the National Portfolio, issue redeemable securities entitling shareholders to surrender those securities to the fund and receive in return their proportionate share of the current market value of the fund's net assets (less any redemption fee charged by the fund and any "sales load" if purchased through a broker-dealer). Also, open-end funds generally issue new shares at the fund's net asset value, subject to any applicable sales load.

  In addition to these structural distinctions between the two types of funds, several other differences exist. These distinctions can give rise to advantages and disadvantages to Shepmyers if, on the one hand, it remains a closed-end fund or if, on the other hand, it converts to open-end status. An advantage of being a closed-end fund is that assets may be fully invested in accordance with both the fund's investment objectives and policies, whereas open-end funds frequently maintain a portion of their assets in cash or cash equivalents in order to meet redemption requests.

Investment Objective and Policies of the National Portfolio

  The National Portfolio seeks as high a level of income exempt from Federal income taxes as is consistent with prudent investing.

  The National Portfolio invests at least 80% of its net assets in municipal securities which are debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities and in certain other governmental issuers such as Puerto Rico, the Virgin Islands and Guam. The National Portfolio focuses primarily on intermediate-term and long-term municipal securities which have remaining maturities at the time of purchase of from five to more than thirty years. The National Portfolio invests exclusively in municipal securities that are rated investment grade at the time of purchase or are of comparable quality if unrated. At least two-thirds of the municipal securities must be rated, at the time of purchase, within the three highest investment grade-rating categories by a nationally recognized statistical rating organization ("NRSRO").

  SSB Citi, the National Portfolio's investment manager, selects securities primarily by identifying sectors and individual securities it believes are undervalued, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, SSB Citi:

  . uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to seek to exploit opportunities in the municipal bond market;

  . may trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values and their impact on the level of dividends generated by the overall portfolio;

  . seeks to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features; and

  . considers the potential impact of supply/demand imbalances for obligations of different states, the yield available for securities of different maturities and a security's maturity in light of the outlook for the issuer and its sector and interest rates.

Investment Objective and Policies of Shepmyers

  Shepmyers seeks as high a level of income and capital gains, net of federal income tax, as is consistent with the preservation of capital. The Fund is a diversified investment company maintaining a diversified portfolio of municipal bonds. The Board of Directors may change the Fund's investment objective without shareholder approval. The Fund's fundamental policies may not be changed without the approval of a majority of the Fund's shareholders.

  Shepmyers deems the policies described in this paragraph and the following paragraph to be fundamental and such policies may not be changed without approval of a majority of Shepmyers' outstanding voting securities. The Fund will not issue any senior securities (except in connection with permissible borrowings), purchase on margin, sell securities short or invest in put, call, straddle or spread options. The Fund will not borrow money except for temporary or emergency purposes, and then only in an amount up to 10% of its total assets. The Fund will not underwrite any issue of securities and will not concentrate more than 25% of the value of its total assets in any one industry (except that the Fund may invest more than 25% of its total assets in municipal bonds). The Fund will not purchase or sell real estate (this will not prevent investments in municipal bonds secured by real estate or interests therein) and will not purchase or sell commodities or commodities contracts. The Fund will not make loans to other persons except that it may purchase or hold debt instruments or enter into repurchase agreements pursuant to its investment objective and policies and may lend portfolio securities in an amount up to 10% of its total assets.

  The Fund will not: (i) invest more than 10% of its total assets at the time of purchase in securities of any one issuer (for the purpose of this limitation, identification of the "issuer" will be based upon a determination of the source of assets and revenues committed to meeting interest and principal payments of each security); (ii) purchase more than 10% of the outstanding publicly issued debt securities of any issuer (for the purpose of this limitation, identification of the "issuer" will be based upon a determination of the source of assets and revenues committed to meeting interest and principal payments of each security); (iii) invest in companies for the purpose of exercising control of management; (iv) pledge, mortgage or hypothecate its assets to an extent greater than 10% of its total assets; (v) invest in securities of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund's shareholders); provided, that the Fund may purchase shares of any registered, open-end investment company that has a fundamental policy (which cannot be changed without shareholder approval) limiting such company's investments solely to federal tax-exempt debt obligations (and put options with respect to such obligations) and further provided, that immediately after any such purchase, the Fund will not (a) own more than 3% of the outstanding voting stock of any one investment company; (b) invest more than 5% of its total assets in securities of any one investment company; or (c) invest more than 10% of its total assets in the aggregate in securities of investment companies; (vi) invest in interests in oil, gas, or other mineral exploration or development programs; or (vii) purchase more than 10% of the outstanding voting securities of any one issuer, except that 25% of the value of the Fund's total assets are not subject to such limitation. Any investment policy or restriction referred to in either this or the preceding paragraph which involves a maximum percentage of securities or assets will not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

  Shepmyers reserves freedom of action with respect to certain investment policies, wherein no shareholder approval of changes is required: (i) the determination of quality and maturity of municipal bonds for the Fund's investment portfolio and (ii) the Fund may own, in addition to municipal obligations described above, taxable obligations, preferred stock (including convertible preferred stocks), other fixed income securities and common stocks (including warrants and rights to purchase common stocks).

  Shepmyers generally does not acquire securities for short-term resale or other disposition or for the purpose of realizing short-term profits. The Fund's investment objective has historically been pursued with a relatively low portfolio turnover rate as compared to the National Portfolio.

Investment Management Fees and Expenses

  Shepmyers and Muni Funds retain RTC and SSB Citi, respectively, pursuant to separate contracts, to manage the daily investment and business affairs of Shepmyers and the National Portfolio, respectively, subject to the policies established by each Fund's Board of Directors/Trustees.

The National Portfolio

  The National Portfolio's investment adviser is SSB Citi, an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). SSB Citi selects the National Portfolio's investments and oversees its operations. SSB Citi and Salomon Smith Barney are subsidiaries of Citigroup Inc. ("Citigroup"). Citigroup businesses provide a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

  Peter M. Coffey, investment officer of SSB Citi and managing director of Salomon Smith Barney, has been responsible for the day-to-day management of the National Portfolio since November 1987. The National Portfolio commenced operations in August of 1986. Mr. Coffey has 30 years of experience with SSB Citi or its predecessors. During the fiscal year ended March 31, 1999, SSB Citi received an advisory fee equal to 0.45% of the National Portfolio's average daily net assets.

Shepmyers

  Shepmyers' investment adviser is RTC. RTC, organized in 1985, is an investment advisor and state-chartered bank under federal and Pennsylvania law. RTC provides a wide range of investment counseling services to individuals, institutional clients and others. Shepmyers' prior investment adviser, Rittenhouse

Financial Services, Inc. ("RFS"), was acquired by The John Nuveen Company. George W. Connell, the sole shareholder of RFS, sold all of the capital stock of RFS to The John Nuveen Company in a transaction that closed on August 31, 1997. RTC was not acquired by The John Nuveen Company, and Mr. Connell remains RTC's sole shareholder. All obligations and liabilities of RFS under Shepmyers' investment advisory agreement were assumed by RTC without entering into a new investment advisory agreement.

  Pursuant to the advisory agreement, which went into effect on April 30, 1996, Shepmyers pays RTC an annual flat advisory fee of $25,000. Under the advisory agreement, RTC furnishes investment advice to the Fund with respect to the investment and reinvestment of the assets comprising the Fund's investment portfolio. The advisory agreement further provides that subject to the Fund's investment policies RTC is authorized to conduct and maintain a continuous review of the Fund's portfolio of securities and investments, and may, when it deems appropriate, without prior consultation with the Fund and at the Fund's risk, buy, sell, exchange, convert or otherwise trade in, retain or reinvest in securities and other investments, place orders for the execution of such investment transactions with or through such brokers, dealers, issuers or other persons as RTC may select, and take any action or non-action that RTC reasonably deems appropriate. All services provided to the Fund pursuant to the advisory agreement will be furnished by and at the expense of RTC in consideration of the investment advisory fee. All decisions and selections are subject to review by the Fund's Board of Directors.

  In October 1997, Joseph McLaughlin, Executive Vice President of RTC, became Shepmyers' co-portfolio manager with George Connell, Chief Executive Officer and sole shareholder of RTC. In January 1998, Mr. McLaughlin was appointed President of RTC. Mr. Connell has been Shepmyers' portfolio manager since Shepmyers became a closed-end management investment company. As co-portfolio managers, Mr. McLaughlin and Mr. Connell are primarily responsible for the day-to-day management of Shepmyers' portfolio.

  Mr. McLaughlin had previously been a Vice President, portfolio manager and Manager of the Private Client Group at RFS. Prior to joining RTC and RFS in 1992, Mr. McLaughlin had been a Vice President of JP Morgan since 1986.
Mr. Connell had previously been Principal Executive Officer, sole shareholder and a director of RFS as well as President and a director of Rittenhouse Capital Management, Inc. and President, Director and Principal of Rittenhouse Financial Securities, Inc.

  For the annual period ended December 31, 1999, Shepmyers' annualized total expense ratio (total annual operating expenses as a percentage of average net assets) was 0.83%, including waivers and reimbursements. Shepmyers' expenses include investment advisory fees, custodian fees, transfer agent and dividend disbursing agent fees, legal and professional fees, officers' salaries and directors' fees, clerical fees, capital stock tax and insurance fees. After taking into account certain expense limitation arrangements, the National Portfolio's annualized total expense ratio was 0.66% for the fiscal year ended March 31, 1999 and was 0.67% for the one-year period ended December 31, 1999. Consequently, shareholders of Shepmyers may experience a decrease in the expense ratio with respect to the Shares received pursuant to the Reorganization.

  The expenses of Shepmyers and the National Portfolio for the fiscal year ended December 31, 1999 and March 31, 1999, respectively, and estimated pro forma expenses following the proposed Reorganization are outlined below:

                        ANNUAL FUND OPERATING EXPENSES
                 (expenses that are deducted from fund assets)

                                                         National    Pro Forma
                                             Shepmyers Portfolio (1) Combined
                                             --------- ------------- ---------
Maximum sales charge (load) imposed on
  purchases (as a % of offering price)......   None        4.00%(2)    4.00%(2)
Management Fees.............................   0.17%       0.45%       0.45%
Distribution (12b-1) Fees...................   0.00%       0.15%       0.15%
Other Expenses..............................   0.66%       0.06%       0.06%
Total Annual Fund Operating Expenses........   0.83%       0.66%       0.66%

-----------
(1) For the fiscal year ended March 31, 1999, the Class A shares of the National Portfolio had total annual fund operating expenses of 0.66% (0.45% management fee and 0.21% other expenses). For the one-year period ended December 31, 1999, the National Portfolio had total annual fund operating expenses of 0.67%.

(2) Class A shares purchased in amounts of $500,000 or more are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% for 12 months from the date of purchase. No contingent deferred sales charge will be imposed upon former Shepmyers' shareholders with respect to National Portfolio shares received in connection with the Reorganization.

  Example. This Example is intended to help you compare the cost of investing in each of the Funds. The Example assumes that you invest $10,000 in each Fund for the entire time period indicated in the relevant row below and then redeem all of your shares at the end of such period. The Example also assumes that your investment has a 5% return each year and that each Fund's annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      Cost of Investing in Cost of Investing in
                           Shepmyers        National Portfolio  Pro Forma Costs
                      -------------------- -------------------- ---------------
1 Year...............        $   86               $  465            $  465
3 Years..............        $  282               $  603            $  603
5 Years..............        $  515               $  753            $  753
10 Years.............        $1,295               $1,190            $1,190

  This example assumes reinvestment of all dividends and distributions. This example should not be considered a representation of past or future expenses. The National Portfolio's cost of investing includes the 4% sales charge (which has been waived in this transaction). The cost of investing in the National Portfolio without the 4% sales charge for the periods shown would be $67, one year, $211, three years, $368, five years, $822, ten years. Actual Fund expenses can vary from year to year and may be higher or lower than those shown.

Distribution of Shares and Other Services

  CFBDS, Inc. ("CFBDS"), a registered broker-dealer and an indirect wholly-owned subsidiary of Signature Financial Group, Inc., is currently the principal underwriter and distributor of the National Portfolio. Because of the repeal of the Glass Steagel Act, it is anticipated that Salomon Smith Barney will become the principal underwriter and distributor replacing CFBDS. A selling group consisting of Salomon Smith Barney and other broker-dealers sells shares of the National Portfolio to the public. The National Portfolio has adopted Rule 12b-1 distribution plans for its Class A, B and L shares. Under each plan, the National Portfolio pays distribution and service fees. These fees are an ongoing expense and, over time, may cost shareholders more than other types of sales charges.

Purchase, Redemption and Exchange Information

  The purchase, redemption and exchange procedures and privileges with respect to Shepmyers are materially different than those of the National Portfolio. Whereas Shepmyers is a closed-end fund imposing no sales charges or Rule 12b-1 fees, the National Portfolio is an open-end fund imposing sales charges and Rule 12b-1 fees. The sales charges and the Rule 12b-1 fees are used to pay for the distribution and shareholder services provided to shareholders of the National Portfolio. No sales charges will be assessed on the issuance of National Portfolio shares as part of the Reorganization. Additionally, whereas there is no exchange privilege in Shepmyers, shareholders of the National Portfolio may exchange their shares for a corresponding class of shares of a fund in the Smith Barney fund complex. Investors should refer to the prospectus and statement of additional information of the National Portfolio for a fuller description of its policies and restrictions with respect to the purchase, redemption and exchange of shares.

Dividends and Other Distributions

  The National Portfolio pays dividends each month from its net investment income. These dividends are generally tax-exempt for Federal income tax purposes, but taxable for state income tax purposes except to the extent of the National Portfolio's interest income from bonds of the particular state and its municipalities and authorities. The National Portfolio generally makes capital gain distributions, if any, once a year, typically in December. The National Portfolio may pay additional distributions and dividends at other times if necessary for the National Portfolio to avoid a Federal tax. Capital gain distributions and dividends are reinvested in additional National Portfolio shares of the same class held. The National Portfolio expects distributions to be primarily from income. Shareholders do not pay a sales charge on reinvested distributions or dividends. Alternatively, shareholders can instruct their Salomon Smith Barney Financial Consultant, dealer representative or the transfer agent to have their distributions and/or dividends paid in cash.

  Like the National Portfolio, Shepmyers distributes to its shareholders substantially all of its tax-exempt interest income, less certain deductions. The Fund is not taxed on either the distributed or undistributed portion of its net tax-exempt interest income. Dividends designated by the Fund as paid out of net tax-exempt interest income, to the extent of such income, are not taxable to its shareholders for federal income tax purposes, but they are taxable for state income tax purposes except to the extent they are derived from interest income on bonds of the particular state and its municipalities and authorities. The Fund expects to distribute tax-exempt interest income dividends quarterly and to distribute substantially all of its income and realized capital gains annually.

  If the Plan is approved by Shepmyers' shareholders, then as soon as practicable before the Closing Date, Shepmyers will pay its shareholders a cash distribution of all undistributed 2000 net investment income, the excess of its interest income excludable from gross income under section 103(a) of the Internal Revenue Code of 1986, as amended (the "Code"), over its deductions disallowed under sections 265 and 171(a)(2) of the Code and undistributed realized net capital gains.

Tax Consequences

  Muni Funds will have received the opinion of Willkie Farr & Gallagher and Shepmyers will have received the opinion of Drinker Biddle & Reath LLP, each dated the Closing Date and in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Code. If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by Shepmyers or its shareholders as a direct result of the Reorganization. See "The Proposed Transaction--Federal Income Tax Consequences."

                            PRINCIPAL RISK FACTORS

  Despite the absence of stated policies with respect to various investment practices, Shepmyers' actual investment practices are similar to those of the National Portfolio. Accordingly, each Fund shares similar risks in connection with their investments in municipal securities.

  Shareholders of Shepmyers and the National Portfolio could lose money on their investment in the Fund, or the Fund may not perform as well as other investments, if, for example:

  .   interest rates rise, causing the value of its portfolio to decline;

  . the issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest or the security's credit rating is downgraded;

  . unfavorable legislation affects the tax-exempt status of municipal bonds; or

  . the judgement of the Fund's investment advisers' about the attractiveness, value or income potential of a particular security proves to be incorrect.

  It is possible that some of the Funds' income distributions may be, and distributions of the Funds' gains generally will be, subject to Federal taxation. The Funds may realize taxable gains on the sale of their securities or on transactions in futures contracts (though the Funds' practice has been not to invest in futures contracts). Some of the Funds' income may be subject to the Federal AMT (as defined in "Comparison of Investment Objectives and Policies"), however Shepmyers has never purchased securities that would generate income subject to the Federal AMT. Accordingly, no dividends previously paid to Shepmyers shareholders have included income that is subject to the Federal AMT, while dividends paid to National Portfolio shareholders have in the past included, and are expected to include in the future, income that may be subject to the Federal AMT.

  The National Portfolio may not be an appropriate investment for you if you:

  . are not a taxpayer in a high federal tax bracket seeking income exempt from Federal taxation;

  . currently do not have exposure to other asset classes and are not seeking to broaden your investment portfolio; or

  .   are not willing to accept the risks of municipal securities.

  Although the two Funds are subject to risks that are similar, the National Portfolio presents different risks for investors in the following ways:

  .   At December 31, 1999, Shepmyers' portfolio had an average maturity of
      7.69 years, whereas the portfolio of the National Portfolio had an average maturity of 20.8 years at the same date. Generally the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

  . At December 31, 1999, approximately 50% of Shepmyers' portfolio was invested with issuers within the Commonwealth of Pennsylvania, and the remaining percentage was distributed among 20 other states within the United States, whereas the portfolio of the National Portfolio was invested 12.2% in Illinois and 10.3% in Texas with the remaining percentage distributed among the majority of the other states. When a fund invests a large portion of its assets in the securities of issuers within one state, the fund is likely to be especially susceptible to economic, political and regulatory events that affect that state.

  . At December 31, 1999, the average weighted rating of Shepmyers' investments, including insurance, was Aa1/AA+, whereas the average weighted rating of the investments of the National Portfolio as of the same date, including insurance, was A+. The value of debt securities depends, among other things, on the ability of the issuer to make principal and interest payments. Changes in the economy are more likely to affect the ability of the issuers of lower-rated securities to make payments of principal and interest than is the case with higher-rated securities.

  . The portfolio turnover rate for the National Portfolio (i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio) excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the year ended March 31, 1999 was 61%. The portfolio turnover rate for the year ended December 31, 1999 was 53%. The portfolio turnover rate for Shepmyers for the year ended December 31, 1999 was 18%. More frequent trading of investments increases the chance that a Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. More frequent trading could also result in higher brokerage commissions and other transaction costs, which could reduce the Funds' return.

  Please refer to the Prospectus and Statement of Additional Information of the National Portfolio for a more detailed discussion of the risks of investing in the National Portfolio.

Principal Investments of the National Portfolio

  The National Portfolio seeks to provide as high a level of income exempt from Federal income taxes as is consistent with prudent investing. The National Portfolio has a fundamental policy that, under normal market conditions, it will seek to invest 100% of its total assets--and the National Portfolio will invest not less than 80% of its total assets--in municipal obligations, the interest on which is exempt from Federal income taxes (other than the AMT). The National Portfolio may invest up to 20% of its assets in taxable fixed income securities, but only in debt securities obligations which are issued or guaranteed by the full faith and credit of the United States government. These securities will generally be subject to federal and state taxation.

  The National Portfolio principally invests in the following securities:

  Municipal Securities. Municipal securities include debt obligations issued by certain governmental issuers such as Puerto Rico, the Virgin Islands and Guam. The interest on these bonds is exempt from Federal income tax. As a result, the interest rate on these bonds normally is lower than it would be if the bonds were subject to taxation. The national municipal securities in which the National Portfolio invests include general obligation bonds, revenue bonds and municipal leases. These securities may pay interest at fixed, variable or floating rates. The National Portfolio may also hold zero coupon securities which pay no interest during the life of the obligation but trade at prices below their stated maturity value.

  Other Debt Securities. The National Portfolio may also invest up to 20% of its assets in debt securities which are issued or guaranteed by the full faith and credit of the U.S. government. These securities will generally be subject to federal and state taxation.

  Derivative Contracts. The National Portfolio may, but need not, use derivative contracts, such as financial futures, for any of the following purposes: (i) to hedge against the economic impact of adverse changes in the market value of portfolio securities due to changes in interest rates or (ii) as a substitute for buying or selling securities.

  A futures contract will obligate or entitle the National Portfolio to deliver or receive an asset or cash payment based on the change in value of one or more securities. The other parties to certain futures present the same types of default risk as issuers of fixed income securities.

  The National Portfolio may invest in inverse floating rate securities ("inverse floaters"). These securities pay interest at a rate which moves in the opposite direction from movements in market interest rates. Even a small investment in futures or in certain inverse floaters with leverage features can have a significant impact on the National Portfolio's interest rate exposure. Therefore, using futures or inverse floaters can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The National Portfolio may not fully benefit from or may lose money on futures or inverse floaters used for hedging purposes if changes in their value do not correspond accurately to changes in the value of the National Portfolio's holdings. Futures and inverse floaters can also make a fund less liquid and harder to value, especially in declining markets.

  Municipal Bond Index Futures Contracts. The National Portfolio may invest in municipal bond futures contracts (currently traded on the Chicago Board of Trade) which are listed contracts based on U.S government securities as a hedging policy in pursuit of its investment objective; provided that immediately thereafter not more than 33 1/3% of the National Portfolio's net assets would be hedged or the amount of margin deposits on the National Portfolio's existing futures contracts would not exceed 5% on the value of its total assets. A municipal bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a fund-specific dollar amount multiplied by the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying municipal bonds in the index is made. Municipal bond index futures contracts are based on an index of 40 tax-exempt, long-term municipal bonds with an original issue size of at least $50 million and a rating of A- or higher by S&P or A or higher by Moody's, which began trading in mid-1985. The purpose of the acquisition or sale of a municipal bond index futures contract by the National Portfolio, as the holder of long-term municipal securities, is to seek to protect the National Portfolio from fluctuations in interest rates on tax-exempt securities without actually buying or selling long-term municipal securities.

  Defensive Investing. The National Portfolio may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the National Portfolio takes a temporary defensive position, it may be unable to achieve its investment goal.

Principal Investments of Shepmyers

  Consistent with Shepmyers' fundamental and non-fundamental investment policies, Shepmyers invests primarily in tax-free municipal obligations, but may also own taxable obligations, preferred stock (including convertible preferred stocks), other fixed income securities and common stocks (including warrants and rights to purchase common stocks).

Investment Practices of Shepmyers and the National Portfolio

  The National Portfolio has invested in a broader array of securities, as Shepmyers has historically invested substantially all of its assets in municipal obligations and a portion of its assets in a tax-exempt money market mutual fund. However, Shepmyers and the National Portfolio are permitted to engage in certain investments and investment techniques that are substantially the same. The following is a brief description of certain investments and investment techniques in which Shepmyers and the National Portfolio may engage. Please also refer to the Section entitled "Principal Risk Factors" for a discussion of some of the differences between the Funds, including the average maturity of each Fund's portfolio and the average credit rating of each Fund's investments. The National Portfolio may explicitly engage in certain additional investment practices, as described above, and a more complete description is contained in the prospectus of the National Portfolio, dated July 29, 1999, as supplemented from time to time, a copy of which is included herewith, and in the Statement of Additional Information of the Muni Funds and Shepmyers dated April 4, 2000 (relating to the proposed Reorganization) which is incorporated herein by reference.

  Municipal Obligations. In general, municipal obligations are debt obligations (bonds or notes) issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from Federal income tax in the opinion of bond counsel to the issuer. Municipal obligations are issued to obtain funds for various public purposes, many of which may enhance the quality of life, including the construction of a wide range of public facilities, such as airport, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term "municipal obligations" includes certain types of industrial development bonds ("IDBs") issued by public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sport, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewage or solid waste disposal.

  The two principal classifications of municipal obligations are "general obligation" and "revenue obligation." General obligations are secured by a municipal issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although municipal authorities issue IDBs, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

  Short-Term Instruments. Among the types of short-term instruments in which each Fund may invest are floating- or variable-rate demand instruments, tax-exempt commercial paper (generally having a maturity of less than nine months), and other types of notes generally having maturities of less than three years, such as Tax Anticipation Notes, Revenue Anticipation Notes, Tax and Revenue Anticipation Notes and Bond Anticipation Notes. Demand instruments usually have an indicated maturity of more than one year, but contain a demand feature that enables the holder to redeem the investment on no more than 30 days' notice; variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates; floating-rate demand instruments provide for automatic adjustment of their interest rates whenever some other specified interest rate (e.g., the prime rate) changes. Each Fund may purchase participation interests in variable-rate tax-exempt securities (such as Industrial Development Bonds) owned by banks. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the manager has determined meets the prescribed quality standards for the fund.

  Investments in participation interests in variable-rate tax-exempt securities (such as IDBs) purchased from banks give the purchaser an undivided interest in the tax-exempt security in the proportion that the Fund participation interest bears to the total principal amount of the tax-exempt security with a demand repurchase feature. Participation interests are frequently backed by an irrevocable letter of credit or guarantee of a bank that the investment adviser, under the supervision of each Fund's Board, has determined meets the prescribed quality standards for the fund. The Funds generally have the right to sell the instrument back to the bank and draw on the letter of credit on demand on seven days' notice or less, for all or any part of the applicable Fund's participation interest in the tax-exempt security, plus accrued interest. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the tax-exempt securities over the negotiated yield at which the instruments were purchased by a Fund.

  Illiquid securities. Each Fund may invest a portion of its assets in securities for which there is not an active trading market, or which have resale restrictions. These types of securities carry the risk that a Fund may be not be able to dispose of them at an advantageous time or price.

  Municipal Leases. Each Fund may invest in "municipal leases," which generally are participations in intermediate- and short-term debt obligations, issued by municipalities consisting of leases or installment purchase contracts for property or equipment. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult.

  Private Activity Bonds. Each Fund may invest in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a Federal AMT to the extent that the applicable Fund's dividends are derived from interest on those bonds.

  Repurchase agreements. As a means of earning taxable income for periods as short as overnight, each Fund may enter into repurchase agreements with selected banks and broker/dealers. Under a repurchase agreement, a Fund acquires securities, subject to the seller's agreement to repurchase at a specified time and price. Income from repurchase agreements will be taxable when distributed to shareholders.

  When-Issued Securities. Each Fund may purchase municipal bonds on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). The payment obligation and the interest rate that will be received on the municipal bonds purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although a Fund will purchase municipal bonds on a when-issued basis only with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

  Zero Coupon Securities. Each Fund may invest in zero coupon bonds. Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity of a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par values. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities generally are more volatile than the market prices of other debt securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do debt securities having similar maturities and credit quality. The credit risk factors pertaining to low-rated securities also apply to low-rated zero coupon bonds. Such zero coupon bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the applicable Fund may obtain no return at all on its investment.

                           THE PROPOSED TRANSACTION

  Description of the Plan. As stated above, the Plan provides for the transfer of all or substantially all of the assets of Shepmyers to the National Portfolio in exchange for that number of full and fractional Class A shares of the National Portfolio having an aggregate net asset value equal to the aggregate net asset value of Shepmyers' shares as of the Valuation Date. The National Portfolio will assume all of the stated liabilities of Shepmyers. In connection with the Closing, Shepmyers will distribute the Class A shares of beneficial interest of the National Portfolio received in the exchange to the shareholders of Shepmyers in complete liquidation of Shepmyers. Shepmyers will then be terminated as a diversified closed-end management investment company and dissolved as a corporation under Pennsylvania law.

  Upon completion of the Reorganization, each shareholder of Shepmyers will own that number of full and fractional Class A shares of the National Portfolio having an aggregate net asset value (valued as of the Valuation
Date) equal to the aggregate net asset value of such shareholder's shares in Shepmyers as of the Valuation Date. Each Shepmyers shareholder's account with the Muni Funds as a National Portfolio shareholder will be significantly different in material respects from the accounts currently maintained by Investors Trust Company for such shareholder, as noted in this Proxy Statement/Prospectus. Shares of Shepmyers are represented by physical certificates. However, in the interest of economy and convenience, shares of the National Portfolio issued to Shepmyers shareholders will be in uncertificated form. Upon the issuance of National Portfolio shares to Shepmyers' Shareholders in liquidation of Shepmyers, the shares of Shepmyers will be voided.

  The obligations of Shepmyers and Muni Funds, on behalf of the National Portfolio, under the Plan are subject to various conditions, as stated therein. The Plan may be terminated or amended at any time prior to the Closing by action of the Board of Directors/Trustees of either Fund, notwithstanding the approval of the Plan by the shareholders of Shepmyers. Shepmyers and the National Portfolio may at any time waive compliance with certain of the covenants and conditions contained in the Plan.

  The Plan provides that the obligations of Muni Funds are not personally binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of Muni Funds or the National Portfolio, but bind only the property of the National Portfolio as provided in Muni Funds' Declaration of Trust. Moreover, no series of Muni Funds other than the National Portfolio is responsible for the obligations of Muni Funds under the Plan, and all persons must look only to the assets of the National Portfolio to satisfy the obligations of Muni Funds under the Plan. The execution and the delivery of the Plan have been authorized by Muni Funds' Board of Trustees, on behalf of the National Portfolio, and the Plan has been signed by authorized officers of the National Portfolio acting as such, and neither such authorization by such Trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally. For a complete description of the terms and conditions of the Reorganization, see the Plan at Exhibit A.

  Shepmyers and the National Portfolio will bear all of their respective expenses incurred in connection with the Reorganization. It is estimated that Shepmyers expenses relating to the Reorganization will be approximately $90,000.00. Shareholders have no rights of appraisal or dissenter's rights.

Reasons for the Proposed Transaction

  In order to accommodate several major shareholders of Shepmyers that expressed a desire to liquidate their interests in the Fund, the Shepmyers' Board discussed the relative advantages and disadvantages of a corporate liquidation as opposed to a possible merger with an open-end investment company with similar investment objectives and policies. The directors also discussed their intentions individually with respect to their holdings. A tax-free merger was generally recognized as being preferable since it would allow all shareholders to decide whether they wished to remain invested or to redeem their shares. Conversely, a corporate liquidation would have forced all shareholders of Shepmyers to accept cash in a taxable transaction.


  The Board asked the adviser to contact several open-end investment companies that the adviser believed might be appropriate merger partners to determine whether they were interested in discussing a possible transaction. The National Portfolio was the only suitable fund that expressed interest in pursuing discussions. On July 29, 1999, the Board authorized the commencement of negotiations with the National Portfolio with respect to the Reorganization.

  The proposed Reorganization was presented to the Board of Directors for consideration and approval at a meeting on January 21, 2000. At that meeting, the Shepmyers' Board was presented with information concerning the Reorganization and the National Portfolio, including, among other things, the average coupon, average yield and average maturity of the National Portfolio's investments, the percentage of National Portfolio's investments that are callable, the percentage of the National Portfolio's investments that are priced at a discount, the percentage of the National Portfolio's assets that are priced at a premium, and the total return of the National Portfolio, assuming reinvestment of dividends. Information concerning Shepmyers was then presented by RTC. The Shepmyers Board also reviewed drafts of both the Reorganization Agreement and the related Proxy Statement/Prospectus, which were provided to the Board members prior to the meeting. For the reasons discussed below, the Board of Directors has unanimously determined that the proposed Reorganization is in the best interests of Shepmyers and its shareholders.

  The proposed combination of Shepmyers and the National Portfolio will allow the shareholders of Shepmyers to participate in a professionally-managed open-end investment company holding primarily high quality bonds and which attempts to earn a high level of income exempt from Federal income taxes as is consistent with prudent investing. The Board of Shepmyers believes that Shepmyers shareholders will benefit from the proposed Reorganization because the National Portfolio is guided by similar investment objectives and policies as the Fund, and offers the following benefits:

  Greater Liquidity of Shares. As shareholders of the National Portfolio, Shepmyers shareholders will be able to purchase, redeem and exchange the Shares at net asset value on any business day, subject only to the various limitations set forth in the National Portfolio's prospectus and in certain instances to the payment of a sales load (this is intended to discourage short-term trading in the National Portfolio, which is intended for long-term investment). Currently, Shepmyers' shareholders cannot redeem or exchange their shares in Shepmyers.

  Access to SSB Citi's Investment Advisory Expertise. SSB Citi, an affiliate of Salomon Smith Barney, is a subsidiary of Citigroup. As of June 30, 1999, SSB Citi Asset Management Group, which comprises Citigroup primary asset management business platforms, had assets under management of approximately $347 billion. SSB Citi Asset Management Group has a product balance among equities, fixed income and liquidity products. SSB Citi Asset Management Group has investment centers in the United States, Europe, Japan, Latin America, Asia Pacific and Australia and has global research centers in New York, London, Tokyo, Singapore and Melbourne. Citigroup businesses provide a broad range of financial services--including asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make such financial services available to consumer and corporate customers around the world.

  Total Returns. Although past performance is not necessarily indicative of future results, the National Portfolio produced better total returns than Shepmyers during the five-year and ten-year periods ended December 31, 1999, as set forth in the table contained within the section of this Proxy/Prospectus entitled "Capitalization and Performance." However, Shepmyers produced a better total return than that of the National Portfolio during the one-year period ended December 31, 1999. (See "Capitalization and Performance"). For the 5 and 10 year periods ended December 31, 1999, the National Portfolio has ranked in the top quartile of its fund category with respect to total return as tracked by Lipper Analytical Services. According to Lipper Analytical Services, the National Portfolio ranked in the third quartile with respect to total return for the one year period ended December 31, 1999. Shepmyers' annual returns are not tracked by Lipper Analytical Services.

  Lower Fees and Expenses. If the proposed transaction is approved, Shepmyers' shareholders may benefit from a lower expense ratio (after taking into account certain expense limitation arrangements). Please refer to "Investment Management Fees and Expenses" and "Annual Fund Operating Expenses" set forth above.

  Shepmyers has a higher annual ratio of operating expenses to average net assets due to its relatively small amount of assets. For the one-year period ended December 31, 1999, Shepmyers had an annualized total expense ratio (as defined above in the section entitled "Investment Management Fees and Expenses") of 0.83%. For the one-year period ended December 31, 1999, the National Portfolio had an annualized total expense ratio of 0.67%. As a result of the Reorganization, Shepmyers' shareholders will be investing in a Fund with an annualized total expense ratio that, based on the one-year period ended December 31, 1999, is 0.16% lower than Shepmyers.

  Some of the fixed expenses currently paid by Shepmyers, such as accounting, legal and printing costs, would be spread over a larger asset base. Other things being equal, Shepmyers' shareholders should benefit from economies of scale through lower expense ratios and higher net income distributions.

  Due to a combination of factors, including the greater liquidity of the National Portfolio Shares, the investment advisory expertise of SSB Citi, the small size of Shepmyers and current market conditions, the Board of Directors of Shepmyers believes the Fund and its shareholders would benefit from a tax-free reorganization with a larger diversified open-end fund with similar investment objectives and policies. Accordingly, it is recommended that Shepmyers' shareholders approve the Reorganization with the National Portfolio.

  The Board of Directors of Shepmyers, in recommending the proposed transaction, considered a number of factors, including the following:

    (1) the greater liquidity of the National Portfolio's Class A shares;

    (2) the tax-free nature of the Reorganization;

    (3) the lower expense ratio of the National Portfolio;

    (4) the compatibility of the National Portfolio's investment objectives, policies and restrictions with those of Shepmyers;

    (5) the terms and conditions of the Reorganization; and

    (6) the expressed desire of certain major shareholders of Shepmyers to obtain liquidity for their investment.

Description of the Securities to be Issued

  The National Portfolio is a diversified series of Muni Funds, an open-end Massachusetts business trust established under a Declaration of Trust, dated August 14, 1985, as restated as of April 23, 1986. Muni Funds' authorized capital consists of an unlimited number of shares of beneficial interest, par value $0.001 per share. The Trustees are authorized to divide the shares into separate series.

Information on Shareholders' Rights

National Portfolio

  General. The National Portfolio, a series of Muni Funds, is a diversified open-end management investment company under the 1940 Act. Muni Funds was organized on August 14, 1985 under the laws of the Commonwealth of Massachusetts and is an entity commonly known as a Massachusetts business trust. Muni Funds is governed by its Declaration of Trust and By-Laws, and its operations are subject to oversight by its Board of Trustees. Therefore, the National Portfolio is governed by Massachusetts state law and federal law.

  Shares of beneficial interest in the National Portfolio have a par value of $.001 per share. The number of authorized shares of the National Portfolio that may be issued is unlimited. The Board of Trustees of Muni Funds has authorized the issuance of multiple series of shares, each representing shares in a corresponding portfolio, and may authorize the issuance of additional series of shares in the future. In each portfolio of Muni Funds, Class A shares, Class B shares, Class C shares and Class Y shares represent interests in the assets of the portfolio and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that expenses related to the distribution of a particular class of shares are borne solely by such class of shares. Each class has exclusive voting rights with respect to provisions of the portfolio's Rule 12b-1 distribution plan, if any, which pertains to that class.

  Trustees. The Declaration of Trust of Muni Funds provides that the term of office of each Trustee shall be from the time of his or her election until the termination of the trust or until such Trustee sooner dies, resigns or is removed. A Trustee may be removed with cause by at least two-thirds of the remaining

Trustees. Vacancies on the Board of Trustees may be filled by the Trustees remaining in office. A meeting of shareholders will be required for the purpose of electing additional Trustees whenever fewer than a majority of the Trustees then in office were elected by shareholders.

  Voting Rights. The Muni Funds does not hold a meeting of shareholders annually, and there normally is no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. A meeting of shareholders of the Muni Funds, for any purpose, must be called upon the written request of shareholders holding at least 25% of the Muni Funds' outstanding shares and entitled to vote or, if the purpose for which the meeting is called requires the vote of fewer than all series or shares of Muni Funds, holding at least 25% of the shares of such series. On each matter submitted to a vote of the shareholders of the Muni Funds, each shareholder is entitled to one vote for each whole share owned and a proportionate, fractional vote for each fractional share outstanding in the shareholder's name on the Muni Funds' books. With respect to matters relating to Muni Funds requiring a majority shareholder vote as described in the Declaration of Trust, a majority of shares represented in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present shall decide such matter. In cases where the vote is submitted to the holders of one or more but not all series or classes, a majority of the outstanding shares of the particular series or class affected by the matter shall decide such matter.

  Liquidation or Termination. In the event of the liquidation or termination of the National Portfolio, the shareholders of the Portfolio are entitled to receive, when, and as declared by the Trustees, as the case may be, the excess of its assets over its liabilities. The assets of each Portfolio so distributed to shareholders of the Portfolio will be distributed among the shareholders in proportion to the number of shares of the particular class held by them and recorded on the books of the Portfolio.

  Liability of Trustees. Under the Declaration of Trust of Muni Funds, a Trustee will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. The Bylaws of Muni Funds further provides that Trustees and officers will be indemnified for the expenses of litigation against them unless it is determined that the person did not act in good faith in the reasonable belief that the person's actions were in or not opposed to the best interest of Muni Funds or the person's conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of the person's duties.

  Rights of Inspection. Shareholders of Muni Funds have the same inspection rights as are permitted shareholders of a Massachusetts corporation under

Massachusetts corporate law. Currently, each shareholder of a Massachusetts corporation is permitted to inspect the records, accounts and books of a corporation for any legitimate business purpose.

  Shareholder Liability. Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of such Massachusetts business trust. Muni Funds' Declaration of Trust, however, disclaims shareholder liability for acts or obligations of Muni Funds and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by Muni Funds. The Declaration of Trust also provides for indemnification out of the property of Muni Funds for all losses and expenses of any shareholder held personally liable for the obligations of Muni Funds. Shares of the National Portfolio issued to Shepmyers' shareholders will be validly issued, fully paid and nonassessable when issued, transferable without restrictions and will have no preemptive rights.

Shepmyers

  General. Shepmyers is a diversified closed-end management investment company under the 1940 Act. Shepmyers was organized as a corporation on December 20, 1932 under the laws of the Commonwealth of Pennsylvania and elected to become a closed-end management investment company on December 29, 1977. Shepmyers is governed by its Articles of Incorporation and By-Laws, and its operations are subject to oversight by its Board of Directors. Shepmyers is governed by Pennsylvania state law and federal law.

  Stock. Shepmyers' Articles of Incorporation provide that it is authorized to issue 2,000,000 shares of Common Stock, $.50 par value. Holders of Shepmyers' Common Stock have no preemptive rights.

  Directors. The By-laws of Shepmyers provide that there shall be nine Directors, and each Director is elected for a term of one year, and until his or her successor shall be elected and shall qualify. Vacancies on the Board of Directors may be filled by the Directors remaining in office until the next succeeding annual election or until a successor is chosen. The Board of Directors has all of the power and authority granted by law to the Fund (except as to certain matters specifically provided by law or by the Fund's By-laws) and has the power to do all lawful things which the Board believes are expedient in the management of the Fund.

  Voting Rights. Shepmyers holds annual shareholders meetings for the purpose of electing Directors and for the transaction of other business as may be properly brought before the meeting. A special meeting of Shepmyers' shareholders may be called by the Board of Directors, the President or by shareholders holding at least 20% of Shepmyers' outstanding shares. On each matter submitted to a vote of Shepmyers shareholders, each shareholder is entitled to one vote for each whole share owned in the shareholder's name on Shepmyers' books. Except as otherwise required by Pennsylvania law, Shepmyers' By-laws provide that for matters requiring a majority shareholder vote, a majority of votes cast by shares represented in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present shall decide such matter.

  Dissolution. In the event of the dissolution of Shepmyers, the shareholders of Shepmyers are entitled to receive, after Shepmyers has made arrangements to pay all claims and obligations in accordance with Pennsylvania law, any remaining assets. The assets so distributed to shareholders of Shepmyers will be distributed among the shareholders in proportion to the number of shares held by them and recorded on the books of Shepmyers.

  Liability of Directors. The By-laws of Shepmyers provide that directors of the Fund shall not be personally liable for monetary damages for any action taken or failure to take action, except to the extent that by law a directors' liability for monetary damages may not be limited. Each director or officer, whether or not then in office, shall be indemnified against all costs and expenses reasonably incurred by or imposed upon him or her in connection with or arising out of any action, suit, or proceeding in which he or she may be involved by reason of his or her being or having been a director or officer of the corporation, such expenses to include the cost of reasonable settlements. Shepmyers shall not, however, indemnify any director or officer with respect to matters as to which he or she may be finally adjudged in any such action, suit, or proceeding to have acted with willful misconduct or recklessness in respect of the act or failure to act that gave rise to the action, suit or proceeding. The foregoing right of indemnification shall not be exclusive of other rights to which any director or officer may be entitled as a matter of law.

  Rights of Inspection. Under Pennsylvania corporate law, each Shepmyers shareholder has the right, upon written verified demand, to inspect, for any proper purpose, Shepmyers' share register, books and records of account, and records of the proceedings of the incorporators, shareholders and directors and to make copies and extract therefrom.

  Shareholder Liability. Under Pennsylvania law, shareholders of a Pennsylvania corporation may be held personally liable for unpaid shares subscribed for and/or held by such shareholder. Shareholders of a dissolved corporation may also be liable for certain claims against a dissolved corporation, but only to the extent of amounts distributed to such shareholder in dissolution.

  The foregoing is only a summary of certain characteristics of the operations of the National Portfolio and Shepmyers. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of the trust and corporate documents and Massachusetts and Pennsylvania law governing the National Portfolio and Shepmyers, respectively, for a more thorough description.

Federal Income Tax Consequences

  The Reorganization is conditioned upon the receipt by Muni Funds, on behalf of the National Portfolio, of an opinion from Willkie Farr & Gallagher and receipt by Shepmyers of an opinion from Drinker Biddle & Reath LLP, each dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations of the parties including the principal shareholders of Shepmyers for Federal income tax purposes: (i) the transfer to the National Portfolio of all or substantially all of the assets of Shepmyers in exchange for Shares and the assumption by the National Portfolio of all of the stated liabilities of Shepmyers, followed by the distribution of such Shares to Shepmyers' shareholders in exchange for their shares of Shepmyers in complete liquidation of Shepmyers, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the National Portfolio and Shepmyers will each be "a party to a reorganization" within the meaning of
Section 368(b) of the Code; (ii) no gain or loss will be recognized by Shepmyers upon the transfer of all or substantially all of its assets to the National Portfolio in exchange solely for Shares and the assumption by the National Portfolio of all of the stated liabilities of Shepmyers, or upon the distribution of Shares to the shareholders of Shepmyers; (iii) the basis of the assets of Shepmyers in the hands of the National Portfolio will be the same as the basis of such assets of Shepmyers immediately prior to the transfer; (iv) the holding period of the assets of Shepmyers in the hands of the National Portfolio will include the period during which such assets were held by Shepmyers; (v) no gain or loss will be recognized by the National Portfolio upon the receipt of the assets of Shepmyers in exchange for Shares and the assumption by the National Portfolio of all of the stated liabilities of Shepmyers; (vi) no gain or loss will be recognized by the shareholders of Shepmyers upon the receipt of Shares solely in exchange for their shares of Shepmyers as part of the transaction; (vii) the aggregate basis of Shares received by a shareholder of Shepmyers will be the same as the aggregate basis of the shares of Shepmyers exchanged therefor; and (viii) the holding period of Shares received by a shareholder of Shepmyers will include the holding period during which the shares of Shepmyers exchanged therefor were held, provided that at the time of the exchange the shares of Shepmyers were held as capital assets by the shareholder.

  While neither Shepmyers nor Muni Funds is aware of any adverse state or local tax consequences of the proposed Reorganization, they have not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters. The dividend(s) required by the Plan to be declared and distributed by Shepmyers to its shareholders prior to the Closing of the Reorganization will be taxable or tax exempt, as the case may be, to Shepmyers' shareholders in the same manner as if the Reorganization had not been contemplated or entered into by Shepmyers and Muni Funds.

Liquidation and Termination of Shepmyers

  If the Reorganization is effected, Shepmyers will be liquidated and terminated as a diversified closed-end management investment company and dissolved as a corporation under Pennsylvania law.

Portfolio Securities

  If the Reorganization is effected, SSB Citi will analyze and evaluate the portfolio securities of Shepmyers being transferred to the National Portfolio. Consistent with the National Portfolio's investment objective and policies, any restrictions imposed by the Code and the best interests of the National Portfolio's shareholders (including former Shepmyers shareholders), SSB Citi will determine the extent and duration that Shepmyers' portfolio securities will be maintained by the National Portfolio. Subject to market conditions at the time of any rebalancing of Shepmyers' portfolio securities, the disposition of Shepmyers' portfolio securities may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold. To the extent securities in Shepmyers' portfolio are disposed of prior to the Reorganization, the tax consequences and other costs and expenses associated with such disposition will be borne solely by Shepmyers and its shareholders.

Portfolio Turnover

  The portfolio turnover rate for the National Portfolio (i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio) (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the year ended December 31, 1999 was 53%. The portfolio turnover rate for Shepmyers for the year ended December 31, 1999 was 18%.

Capitalization and Performance

Pro Forma Capitalization (unaudited)

  The following table sets forth the unaudited capitalization of the National Portfolio and Shepmyers as of December 31, 1999 as adjusted giving effect to the Reorganization discussed herein. Due to the net asset value of Shepmyers being less than ten percent of the National Portfolio's value, pro forma financial statements were not required to be and have not been prepared for inclusion in the Statement of Additional Information filed in connection with the Reorganization.

                                                                      National
                                 National                Pro Forma   Portfolio
                                Portfolio    Shepmyers  Adjustments   Combined
                                ---------    ---------  -----------  ---------
                                 (Actual)     (Actual)
Net Assets.................... $456,463,147 $14,796,488  $105,966   $471,365,601
Net Asset Value Per Share..... $      12.71 $     19.26       --    $      12.71
Shares Outstanding............   35,914,586     768,238   395,904     37,078,728

-----------
(1) Assumes the Reorganization had been consummated on December 31, 1999 and is for information purposes only. No assurance can be given as to how many shares of the National Portfolio will be received by shareholders of Shepmyers on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the National Portfolio that actually will be received on or after such date.

Performance

  Total return is a measure of the change in value of an investment in a fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the fund rather than paid to the investor in cash. The formula for total return used by a fund is prescribed by the SEC and includes three steps: (1) adding to the total number of shares of the fund that would be purchased by a hypothetical $1,000 investment in the fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the redeemable value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year.

  The following table reflects the average annual total return for the 1, 5 and 10-year periods ending December 31, 1999, without sales charges and the 30-day SEC yield as of December 31, 1999:

                                                                      National
Average Annual Total Return:(2)                           Shepmyers Portfolio(1)
-------------------------------                           --------- ------------
1-year...................................................   (0.38)%    (4.61)%
5-year...................................................    4.44%      6.56%
10-year..................................................    4.92%      6.94%
30-day SEC yield.........................................    4.38%      5.65%

-----------

(1) This reflects information for the Class A Shares of the National
    Portfolio.

(2) The average annual total return with sales charges for the one, five and 10 year periods ending December 31, 1999, were (8.45)%, 5.68% and 6.5%. As previously stated, shareholders of Shepmyers are not being assessed a sales charge in connection with the issuance of Class A Shares of the National Portfolio.

  For the calendar years ended December 31, 1999, 1998, and 1997, Shepmyers had total returns of -0.38%, 5.24%, and 5.09%, respectively. Shepmyers paid dividends totaling *1, $1.037674 per share in the calendar year ended December 31, 1997, *2, $0.9735 per share in the calendar year ended December 31, 1998 and *3, $1.0197 per share in the calendar year ended December 31, 1999. During the one-year periods ended December 31, 1999, 1998 and 1997, the National Portfolio had total returns of (4.61)%, 5.64% and 10.58%, respectively, without sales charges, and paid per share dividends of *4, $0.9610, *5, $0.9713 and *6, $0.7333, respectively.

Additional Information about the National Portfolio and Shepmyers

  As noted above, additional information about Shepmyers, the National Portfolio of Muni Funds and the Reorganization has been filed with the SEC and may be obtained without charge by writing to Shepmyers Investment Company, P.O. Box 339, Hanover, Pennsylvania 17331 or by calling (717) 637-8931 and asking for Mrs. Kuhn.
-----------

*1 includes long-term capital gains distributions of $0.047674 per share, and tax-exempt interest distributions of $0.99 per share.

*2 includes long-term capital gains distributions of $0.0235 per share, and tax-exempt interest distributions of $0.95 per share.

*3 includes long-term capital gains distributions of $0.0997 per share, and tax-exempt interest distributions of $0.92 per share.

*4 includes long-term capital gains distributions of $0.1600 per share, and tax-exempt interest distributions of $0.8010 per share.

*5 includes long-term capital gains distributions of $.1853 per share, and tax-exempt interest distributions of $0.7860 per share.

*6 includes long-term capital gains distributions of $0.0073 per share, and tax-exempt interest distributions of $0.7260 per share.

  Shepmyers and Muni Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith file reports, proxy material and/or other information about the applicable Fund with the Securities and Exchange Commission.

  Such reports, proxy material and/or other information can be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates and without charge from Shepmyers or Muni Funds at the addresses set forth above.

      The Board of Directors of Shepmyers Unanimously Recommends that the
                               Shareholders
                  of the Fund Vote in Favor of this Proposal.

                            ADDITIONAL INFORMATION

General

  The majority of the cost of preparing, printing and mailing the enclosed proxy card and Proxy Statement/Prospectus and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Shepmyers. In addition to solicitation by mail, certain officers, employees and representatives of Shepmyers and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies personally.

  To participate in the Special Meeting, the shareholder may submit the proxy card originally sent with the Proxy Statement/Prospectus or attend in person. Any proxy given by a shareholder is revocable until voted at the Special Meeting.

Other Matters to come before the Special Meeting

  No Board member is aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of Shepmyers.

  Please complete, sign and return the enclosed proxy card promptly. No postage is required if mailed in the United States.

                       INDEX OF EXHIBITS AND APPENDICES

Exhibit A: Form of Agreement and Plan of Reorganization

                                                                      EXHIBIT A

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

  THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this , day of 2000, between Smith Barney Muni Funds, a Massachusetts business trust with its principal place of business at 388 Greenwich Street, New York, New York 10013 ("Muni Funds" or the "Trust"), on behalf of the National Portfolio (the "Acquiring Fund"), and Shepmyers Investment Company, a Pennsylvania corporation with its principal place of business at RD 1, Route 194, South Hanover, Pennsylvania 17331 (the "Acquired Fund").

  This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Class A voting shares of beneficial interest ($.001 par value per share) of the Acquiring Fund, (the "Acquiring Fund Shares"), and the assumption by the Acquiring Fund of all of the stated liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth.

  This agreement is also intended to be a plan of asset transfer within the meaning of 15 Pa. C.S. Section 1932.

  NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. Transfer of Assets of the Acquired Fund to the Acquiring Fund in Exchange for the Acquiring Fund Shares, the Assumption of All Acquired Fund Stated Liabilities And The Liquidation of the Acquired Fund

  1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Acquired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to simultaneously deliver to the Acquired Fund that number of full and fractional (to the third decimal place) Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets transferred to the Acquiring Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to simultaneously assume all of

                                     EXA-1
the stated liabilities of the Acquired Fund, as set forth in section 1.3. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

  1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (collectively "Assets") shall consist of all property and assets, (except cash in an amount necessary to pay any unpaid dividends and distributions described in Section 1.4) including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by or owed to the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the closing (the "Effective Time Statement"), prepared in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

  1.3. The Acquired Fund will endeavor to discharge all the Acquired Fund's known liabilities and obligations prior to the Closing Date as defined in section 3.1, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. Upon Closing, the Acquiring Fund shall assume only those stated liabilities of the Acquired Fund reflected in the Effective Time Statement, which the Acquiring Fund shall have the right to review prior to finalization, and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, not reflected thereon.

  1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid), the excess of its interest income excludable from gross income under section 103(a) of the Code over its deductions disallowed under sections 265 and 171(a)(2) of the Code, and realized net capital gain, if any, for the current taxable year through the Closing Date.

  1.5. Immediately after the transfer of assets provided for in section 1.1 (the "Liquidation Time"), the Acquired Fund will distribute to the Acquired Fund's shareholders of record, determined as of the Valuation Time (the "Acquired Fund Shareholders"), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1. In addition, the shareholders of the Acquired Fund shall have the right to receive any unpaid dividends or other distributions payable to them which were declared by the Acquired Fund before the Closing. Such distribution will be accomplished by the transfer of the Acquiring

                                     EXA-2

Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, and share certificates that previously represented interests in shares of the Acquired Fund will cease to represent either shares in the Acquired Fund or in the Acquiring Fund after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange. The Acquired Fund will then, as soon as practicable file an application pursuant to Section 8(f) of the Investment Company Act of 1940, as amended (the "1940 Act") for an order declaring that the Acquired Fund has ceased to be an investment company and, upon receipt of such order, shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Pennsylvania law. After the Closing, the Acquired Fund shall not conduct any business except in connection with its liquidation, deregistration, and dissolution.

  1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

  1.7. Any reporting responsibility of the Acquired Fund until its dissolution in accordance with Pennsylvania law including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund; provided, however, that notwithstanding any dissolution in accordance with Pennsylvania law, the Acquired Fund shall remain responsible for the filing of any regulatory reports, tax returns or other documents in connection with its termination and deregistration as a management investment company under the 1940 Act and any applicable state laws.

  1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

  1.9. Approval of this Agreement by the Acquired Fund shareholders shall be deemed to constitute approval of a proposal for the voluntary dissolution of the Acquired Fund as required by 15 Pa.C.S. (S)1974.

                                     EXA-3

2. Valuation

  2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. on the business day immediately preceding the Closing Date, as defined in Section 3.1 (such time and date being hereinafter called the "Valuation Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Fund's Declaration of Trust, as amended, and then-current prospectus or statement of additional information.

  2.2. The net asset value of an Acquiring Fund share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures referred to in section 2.1.

  2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the Net Assets with respect to shares of the Acquired Fund determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with section 2.2.

  2.4. All computations of value at the Valuation Time shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants.

  2.5. The Acquiring Fund shall deliver a copy of its valuation report to the Acquired Fund prior to Closing.

3. Closing and Closing Date

  3.1. The Closing of the transactions contemplated by this Agreement shall be April 20, 2000, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 4:00 P.M., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of the Acquired Fund or at such other place and time as the parties may agree.

  3.2. Acquired Fund shall deliver to Acquiring Fund on the Closing Date the Effective Time Statement.

  3.3. Investors Trust Company, as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to PNC Bank, National Association, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or

                                     EXA-4
provision for payment has been made. (Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by Custodian for Acquired Fund to Custodian for Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.) Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and Custodian for Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

  3.4. Investors Trust Company (the "Transfer Agent"), on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the shareholders of the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the accounts of the shareholders of the Acquired Fund on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

  3.5. In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of Muni Funds and Board of Directors of Acquired Fund, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the Acquired Fund Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4. Representations and Warranties

  4.1. The Acquired Fund represents and warrants to the Acquiring Fund as follows:

    (a) The Acquired Fund is a corporation duly organized and validly existing under the laws of, and duly authorized to conduct business in, the

                                     EXA-5

  Commonwealth of Pennsylvania with power under the Acquired Fund's Articles of Incorporation, as amended, and otherwise to own all of its properties and assets, to carry on its business as it is now being conducted and to consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

    (b) The Acquired Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

    (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been or will be obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state corporate and securities laws.

    (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, the Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result, in violation of law or of the Acquired Fund's Articles of Incorporation, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any material agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

    (e) No material litigation, administrative or other proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings that would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

    (f) The Statement of Assets and Liabilities, (including Investments), Statement of Operations, and Statement of Changes in Net Assets, and the Financial Highlights of the Acquired Fund at and for the year ended December 31, 1999, a copy of which is attached hereto as Schedule 4.1(f), have been audited by Beard & Company, independent certified public

                                     EXA-6
  accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquiring
  Fund) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

    (g) Since December 31, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change.

    (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (after giving effect to any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no unpaid assessment has been asserted with respect to such returns.

    (i) For each taxable year of its operation since it became a closed-end investment management company (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date.

    (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section 3.3. The

                                     EXA-7

  Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.

    (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to section 1.1 and, subject to the approval of its shareholders, full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the 1933 Act and the 1940 Act, and those restrictions as to which the Acquiring Fund has received notice and necessary documentation prior to the Closing.

    (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board of Directors of the Acquired Fund, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a legal valid and binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, arrangement, moratorium and other laws relating to or affecting creditors' rights and subject to general equity principles.

    (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

    (n) The information provided by the Acquired Fund in the Proxy Statement/Prospectus to be included in the Registration Statement conforms in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

    (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the "Proxy Statement"),

                                     EXA-8
  only insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

    (p) The statement delivered pursuant to Section 7.2 hereof shall list all of the assets transferred to the Acquiring Fund hereunder.

    (q) At both Valuation Time and Closing there shall be no known material liabilities of the Acquired Fund, whether accrued, absolute, contingent, or otherwise, not reflected in the net asset value per share of the Acquired Fund Shares pursuant to this Agreement.

  4.2. Muni Funds, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

    (a) Muni Funds is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Trust's Declaration of Trust, as amended, to own all of its properties and assets, to carry on its business as it is now being conducted and to consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

    (b) Muni Funds is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

    (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws.

    (d) Muni Funds is not, and the execution, delivery and performance of this Agreement by the Trust will not result, in violation of law or of the Trust's Declaration of Trust, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution,

                                     EXA-9
  delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any material agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

    (e) No material litigation, administrative or other proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings that would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

    (f) The Statements of Assets and Liabilities, (including the Investment Portfolio), Operations, and Changes in Net Assets, and the Financial Highlights of the Acquiring Fund at and for the year ended March 31, 1999, a copy of which is attached hereto as Schedule 4.2(f) have been audited by KPMG LLP, independent certified public accountants, and are in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

    (g) Since March 31, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change.

    (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (after giving effect to any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall

                                    EXA-10
  have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no unpaid assessment has been asserted with respect to such returns.

    (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date.

    (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares.

    (k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, shall be registered under the 1933 Act and under applicable state securities laws, shall be duly and validly issued, fully paid and non-assessable, and shall have been offered for sale and sold in conformity with all applicable federal and state securities laws and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect thereto (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund).

    (l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received written notice prior to the Closing.

    (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trustees of the Muni Funds and this Agreement constitutes a legal valid and binding obligation of the Muni Funds, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, arrangement, moratorium and

                                    EXA-11
  other laws relating to or affecting creditors' rights and subject to general equity principles.

    (n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), that may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

    (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

    (p) The Registration Statement and the Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder, and state securities laws, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein.

    (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

    (r) At both the Valuation Time and the Closing, there shall be no known material liabilities of the Acquiring Fund, whether accrued, absolute, contingent or otherwise, not reflected in the net asset value per share of the Acquiring Shares to be issued pursuant to this Agreement.

                                    EXA-12

5. Covenants of the Acquiring Fund and the Acquired Fund

  5.1. The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and
(ii) such changes as are contemplated by the Funds' normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

  5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

  5.3. The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than April 18, 2000 or such later date as shall be agreed upon by the parties.

  5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

  5.5. The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares and will provide the Acquiring Fund with a list of affiliates of the Acquired Fund.

  5.6. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

  5.7. The Acquiring Fund covenants to prepare the Registration Statement on Form N-14 together with any amendments and supplements thereto and the documents contained or incorporated therein by reference, (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of the Acquired Fund Shareholders to consider, among other things, approval of this Agreement and the transactions contemplated herein. The Acquired Fund covenants to prepare the Proxy Statement to be included in the Registration Statement in compliance with the 1934 Act and the 1940 Act in connection with the meeting of the Acquired Fund Shareholders to consider, among other things, approval of this Agreement and the transactions contemplated herein.

                                    EXA-13

The Acquiring Fund will file the Registration Statement, including the Proxy Statement and any supplement or amendment to the Registration Statement with the Commission as soon as practicable. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act. Each of the parties has cooperated and shall continue to cooperate with the other, and has furnished and shall continue to furnish the other with the information relating to itself that is required by the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under each of those Acts and state securities laws, to be included in the Registration Statement.

  5.8. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further reasonable action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

  5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

  5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further reasonable action, as the Aquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to Acquired Fund pursuant to this Agreement and (ii) assume the stated liabilities from the Acquired Fund.

  5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing, file an application pursuant to
Section 8(f) of the 1940 Act for an order declaring that the Acquired Fund has ceased to be an investment company and, upon receipt of such order, shall make all filings and take all other steps as shall be necessary to deregister as a closed-end management investment company under the 1940 Act and dissolve and terminate its corporate existence under Pennsylvania law.

                                    EXA-14

  5.12. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

  5.13. Each party will notify the other party hereto of any material adverse change in such party's business, prospects, results of operations or financial condition as soon as practicable following such change.

6. Conditions Precedent to Obligations of the Acquired Fund

  The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

  6.1. All representations and warranties of Muni Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquired Fund, its adviser or any of their affiliates) against the Acquired Fund, the Acquiring Fund or their advisers, directors, trustees or officers that may result in material liability on the part of any such person or entity and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation. As of the Valuation Time and the Closing, there shall have been no material adverse change in the financial condition of the Acquiring Fund since March 31, 1999 other than those changes occurring in the ordinary course of business as an investment company.

  6.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Muni Funds, made in this Agreement are true and correct in all material respects on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that the Acquiring Fund has performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Time and the Closing and as to such other matters as the Acquired Fund shall reasonably request.


                                    EXA-15

  6.3. The Acquired Fund shall have received on the Closing Date an opinion of Willkie Farr & Gallagher, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

    (a) Muni Funds has been formed in accordance with its organizational documents under Massachusetts law and is an existing business trust.

    (b) The Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Muni Funds' registration statement under the 1940 Act.

    (c) The Agreement has been duly authorized, executed and delivered by Muni Funds, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of Muni Funds, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, arrangement, moratorium and laws of general applicability relating to or affecting creditors' rights and subject to general equity principles in any proceeding, whether at law or in equity, provided, however, that no opinion need be given as to the enforceability of any provision of the Agreement relating to indemnification.

    (d) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated herein will not, violate the Acquiring Fund's Declaration of Trust, as amended, or By-laws; or other organizational documents.

    (e) To the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the Federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

    (f) The Acquiring Shares are duly authorized and, upon delivery to the Acquired Fund following receipt by the Acquiring Fund of the Assets of the Acquired Fund as provided in the Agreement, will be validly issued, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances could be held personally liable for the obligation of the Acquired Fund) and will not be subject to any preemptive rights arising under Massachusetts Law or under the Declaration of Trust or other organizational documents.

    (g) To such counsel's knowledge, no shareholder of the Acquiring Fund has any option or warrant to subscribe or purchase in respect to the Acquiring Shares.

    (h) The execution and delivery of the Agreement did not, and the compliance by the Acquiring Fund with all the provisions of the Agreement will not, violate any material contract known to such counsel;


                                    EXA-16

    (i) No consent, approval, authorization, order, registration or qualification of or with any federal or Massachusetts governmental agency or body, or any federal or Massachusetts court, is required for the Acquiring Fund to enter into the Agreement or to comply with all of the provisions of the Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations thereunder and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws.

  Such opinion may state that it is solely for the benefit of the Acquired Fund, its directors and its officers. Such counsel may rely on certificates of officers or trustees of the Acquiring Fund and as to matters governed by the laws of the Commonwealth of Massachusetts on an opinion of Massachusetts counsel. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Acquired Fund may reasonably request.

  6.4. The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

  6.5 The Acquiring Fund shall have duly executed and delivered to the Acquired Fund an assumption of stated liabilities certificate and other instruments as the Acquired Fund may deem necessary or desirable dated as of the Closing pursuant to which the Acquiring Fund will assume all of the stated liabilities of the Acquired Fund in connection with the transactions contemplated by this agreement.

7. Conditions Precedent to Obligations of the Acquiring Fund

  The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

  7.1. All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquiring Fund, its adviser or any of their affiliates) against the Acquiring Fund, the Acquired Fund or their advisers, directors/trustees or officers, that may result in material liability on the part of any such person or entity and (ii) no facts known to the Acquiring Fund that the Acquiring Fund reasonably believes might result in such litigation.


                                    EXA-17

  7.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

  7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

  7.4. The Acquiring Fund shall have received on the Closing Date an opinion of Drinker Biddle & Reath LLP, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

    (a) The Acquired Fund is a duly incorporated, validly existing Pennsylvania corporation.

    (b) The Acquired Fund has the corporate power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Fund's registration statement under the 1940 Act.

    (c) The Agreement has been duly authorized, executed and delivered by the Acquired Fund and constitutes a valid and legally binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, arrangement, moratorium and laws of general applicability relating to or affecting creditors' rights and subject to general equity principles in any proceeding, whether at law or in equity, provided, however, that no opinion need be given as to the enforceability of any provision of the Agreement relating to indemnification.

    (d) The execution and delivery of the Agreement did not and the consummation of the transactions contemplated herein will not, violate the Acquired Fund's Articles of Incorporation, as amended, or By-laws; or other organizational documents.

    (e) To the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the Federal laws of the United States or the laws of the Commonwealth of Pennsylvania for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

    (f) The execution and delivery of the Agreement did not, and the compliance by the Acquired Fund with all the provisions of the Agreement will not, violate any material contract known to such counsel.


                                    EXA-18

    (g) No consent, approval, authorization, order, registration or qualification of or with any federal or Pennsylvania governmental agency or body, or any federal or Pennsylvania court, is required for the Acquired Fund to enter into the Agreement or to comply with all of the provisions of the Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations thereunder and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws.

  Such opinion may state that it is solely for the benefit of the Acquiring Fund, its trustees and its officers. Such counsel may rely on certificates of officers or directors of the Acquired Fund and, as to matters governed by the laws of the Commonwealth of Massachusetts may rely on an opinion of Massachusetts counsel. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Acquiring Fund may reasonably request.

  7.5. The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8. Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

  If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

  8.1. This Agreement and the transactions contemplated herein shall have been approved by the Board of Trustees of the Acquiring Fund in accordance with its Declaration of Trust and By-Laws and in accordance with applicable Massachusetts law and the 1940 Act and by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund's Articles of Incorporation, as amended, and By-Laws, applicable Pennsylvania law and the 1940 Act, and each party shall have provided the other with certified copies of the resolutions evidencing such approval. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

  8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein (without limiting the generality of the foregoing, the Commission shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act).

                                    EXA-19

  8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

  8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

  8.5. The Acquiring Fund shall have received an opinion of Willkie Farr & Gallagher and the Acquired Fund shall have received the opinion of Drinker Biddle & Reath LLP, each dated the Closing Date, to the effect that, based upon certain facts, assumptions and representations, for Federal income tax purposes: (i) the transfer to the Acquiring Fund of all of the Assets of the Acquired Fund in exchange solely for Shares and the assumption by the Acquiring Fund of all of the stated liabilities of the Acquired Fund, followed by the distribution of such Shares to the Acquired Fund shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of
Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all of its Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the stated liabilities of the Acquired Fund, or upon the distribution of such Shares to the shareholders of the Acquired Fund; (iii) the basis of the Assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such Assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the Assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such Assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the stated liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by the shareholders of the Acquired Fund upon the receipt of Acquiring Fund Shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the aggregate basis of Acquiring Fund Shares received by a shareholder of the Acquired Fund will be the same as the aggregate basis of the shares of the Acquired Fund exchanged therefor; and
(viii) the holding period of such Shares received by a shareholder of the Acquired Fund will include the holding period during which

                                    EXA-20
the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets by the shareholder. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher and Drinker Biddle & Reath LLP of representations it shall request of the Acquired Fund (including its principal shareholders). Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9. Indemnification

  9.1. Each Fund (in such capacity, the "Indemnifying Party") agree to respectively indemnify and hold harmless the other fund and each of the other Fund's respective trustees, directors and officers (such other Fund and its trustees, directors and officers, in such capacity, collectively the "Indemnified Party") from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the Indemnified Party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Indemnifying Party of any of its respective representations, warranties, covenants or agreements set forth in this Agreement. The Indemnifying Party further agrees to accept full responsibility for and to indemnify and hold harmless the Indemnified Party from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the Indemnified Party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any and all statements, misstatements and/or omissions relating to the Indemnifying Party including (but not limited to) any and all financial information (whether pro forma, audited or unaudited), either included in or incorporated by reference into the Proxy Statement and Registration Statement referred to in Sections 4.1(o) and 5.7, respectively.

10. Fees and Expenses

  10.1. Muni Funds, on behalf of the Acquiring Fund, and Shepmyers each represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

  10.2. The Acquiring Fund and the Acquired Fund shall each bear their respective expenses which are incurred in connection with the Reorganization.

11. Entire Agreement

  11.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

                                    EXA-21

12. Termination

  This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or
(ii) either party if the Closing shall not have occurred on or before May 5, 2000, unless such date is extended by mutual agreement of the parties, (iii) either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith, (iv) the Acquiring Fund if any of the conditions set forth in Sections 7 or 8 are not met as of the Closing, or (v) the Acquired Fund if any of the conditions set forth in Sections 6 or 8 are not met as of the Closing. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors/trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13. Amendment and Waiver

  At any time prior to or (to the fullest extent permitted by law) after approval of this Agreement by the shareholders of the Acquired Fund, (a) the parties hereto may, by written agreement authorized by their respective Boards of Directors or Trustees, as the case may be, or their respective Presidents or any Vice Presidents, and with or without the approval of their shareholders, amend any of the provisions of this Agreement, and (b) either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing and authorized by the President or any Vice President of the waiving party with or without the approval of such party's shareholders).

14. Notices

  Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid, registered or certified mail, return receipt requested, addressed to the Acquired Fund, Post Office Box 339, Hanover, Pennsylvania 17331 with a copy to Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6997, Attn.: W. Bruce McConnel, III, Esq., or to the Acquiring Fund, 388 Greenwich Street, New York, New York 10013, with a copy to Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099,
Attn.: Burton M. Leibert, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15. Headings; Counterparts; Assignment; Limitation of Liability

  15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                                    EXA-22

  15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

  15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

  15.4. Muni Funds is organized as a Massachusetts business trust, and references in this Agreement to Muni Funds mean and refer to its Trustees from time to time serving under the Declaration of Trust on file with the Secretary of State of the Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which Muni Funds conducts its business. It is expressly agreed that the obligations of Muni Funds hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of Muni Funds or the Acquiring Fund personally, but bind only the property of the Acquiring Fund as provided in the Muni Funds' Declaration of Trust. Moreover, no series of Muni Funds other than the Acquiring Fund shall be responsible for the obligations of Muni Funds hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of Muni Funds hereunder. The execution and the delivery of this Agreement have been authorized by Muni Funds' Board of Trustees, on behalf of the Acquiring Fund, and this Agreement has been signed by authorized officers of the Acquiring Fund acting as such, and neither such authorization by such Trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund as provided in Muni Funds' Declaration of Trust.

  15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

16. Other

  16.1 Announcements. No announcements or similar publicity with respect to this Agreement or the transactions contemplated herein shall be made at any time and in any manner unless specifically agreed upon and approved by each of the parties and their respective investment advisers; provided, that nothing herein shall prevent either party upon notice to the other party from making such public announcements as such party's counsel may consider advisable in order to satisfy the parties' legal and contractual obligations.

                                    EXA-23

  16.2 Further Assurances. Subject to the terms and conditions herein provided, each of the parties hereto shall use its best efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated by this Agreement.

  16.3 Termination of Representations and Warranties. The representations and warranties of the parties set forth in this Agreement shall terminate upon the delivery of the Assets to the Acquiring Fund and the issuance of the Acquiring Fund Shares at the Closing. Notwithstanding anything herein to the contrary,
Section 9 shall not terminate as of, and shall remain in full force and effect after, the Closing.

                                    EXA-24

  IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest of Shepmyers Investment Company    SHEPMYERS INVESTMENT COMPANY


_______________________________________   By : ________________________________
Name:                                     Name:
Title:

                                          Title:

Attest of Smith Barney Muni Funds         SMITH BARNEY MUNI FUNDS on behalf of
                                          the NATIONAL PORTFOLIO




_______________________________________
Name:                                     By: _________________________________
Title:                                    Name:

Attest:                                   Title:


                                    EXA-25


INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 4, 2000

AQUISTION OF THE ASSETS OF

SHEPMYERS INVESTMENT COMPANY
Post Office Box 339
Hanover, Pennsylvania
(717) 637 - 8931

By and in Exchange for Shares of

THE NATIONAL PORTFOLIO
("National Portfolio")
a series of
SMITH BARNEY MUNI FUNDS
388 Greenwich Street
New York, New York   10013
(212) 816 - 6474

     This Statement of Additional Information, relating specifically to the proposed transfer of all or substantially all of the assets of Shepmyers to the National Portfolio, a series of Muni Funds in exchange for Class A shares of the National Portfolio and the assumption by the National Portfolio of stated liabilities of Shepmyers, consists of this cover page and the following described documents, each of which accompanies this statement of Additional Information and is incorporated herein by reference.

1. Statement of Additional Information for the National
Portfolio, dated July 29, 1999.

2. Annual Report of the National Portfolio for the year ended March 31, 1999.

3. Annual Report of Shepmyers for the year ended December
31, 1999.

This Statement of Additional Information is not a prospectus. A combined Prospectus/Proxy Statement, dated April 4, 2000, relating to the above referenced matter may be obtained without charge by calling or writing Shepmyers or the National Portfolio at the applicable telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the combined Prospectus/Proxy Statement.


FINANCIAL STATEMENTS

     The Annual Report of the National Portfolio for the year ended March 31, 1999 and the Annual Report of Shepmyers for the year ended December 31, 1999, each including audited financial statements, notes to the financial statements and report of the independent auditors, are incorporated by reference herein. To obtain a copy of the Annual Reports without charge, please call Shepmyers at (800) 451 - 2010, and the National Portfolio at
(800) as applicable.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)
(NOT REQUIRED)